UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2012

4Kids Entertainment, Inc.

(Exact name of registrant as specified in its charter)

New York	0-7843	13-2691380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 West 23rd Street, New York, New York  10010
(Address of principal executive offices, including zip code)

(212) 758-7666

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Event.

As previously disclosed, on April 6, 2011 (the “Petition Date”), 4Kids Entertainment, Inc. (the “Company”) and all of its domestic wholly-owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Bankruptcy Cases are jointly administered under Case No. 11-11607.  The Company continues to operate itself and its subsidiaries as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

As previously disclosed, on October 5, 2012, the Debtors filed their Joint Plan of Reorganization Pursuant to the Bankruptcy Code and their proposed Disclosure Statement With Respect to the Proposed Plan.

On October 29, 2012, the Debtors filed their Amended Joint Plan of Reorganization Pursuant to the Bankruptcy Code (the “Amended Proposed Plan”) and their proposed Disclosure Statement with Respect to the Amended Proposed Plan (the “Amended Proposed Disclosure Statement”).

On October 31, 2012, the Bankruptcy Court approved the Amended Proposed Disclosure Statement (the “Approved Disclosure Statement”) and the Debtor’s motion establishing deadlines and procedures with respect to the solicitation of votes on the Amended Proposed Plan and authorized the Debtors to solicit votes on the Amended Proposed Plan.  The Debtors formally commenced solicitation in respect of the Amended Proposed Plan in early November 2012.  The Amended Proposed Plan remains subject to confirmation by the Bankruptcy Court.

The Amended Proposed Plan is attached as Exhibit 99.1 and incorporated by reference herein and the Approved Disclosure Statement is attached as Exhibit 99.2 and incorporated by reference herein.

The Approved Disclosure Statement contains financial projections in Appendix C and liquidation analysis in Appendix D which were prepared for purposes of the Bankruptcy Cases (“Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Financial Information has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Information should not be viewed as indicative of future results.

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Forward Looking Information

This Current Report on Form 8-K contains “forward-looking statements” made by the Company within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the approval of the Bankruptcy Court of the Amended Proposed Plan and the statements and information contained in the Financial Information. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to,

●
the potential adverse impact of the Bankruptcy Cases on the Company’s business, financial condition or results of operations and the actions and decisions of the Company’s creditors and other third parties with interests in the Company’s Bankruptcy Cases;

●	the Company’s ability to maintain adequate liquidity to fund the Company’s operations during the Bankruptcy Case and to fund a plan of reorganization and thereafter;

●
the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Cases prosecuted from time to time and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Bankruptcy Cases and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned;

●	goodwill impairment or impairment of identifiable intangibles resulting in a non-cash write down of goodwill or identifiable intangibles;

●	those risk factors set forth in Article VIII of the Approved Disclosure Statement; and

●
other risks detailed in the Company’s filings with the Securities and Exchange Commission, in particular the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of the Company’s various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the Bankruptcy Cases to each of these constituencies. A plan of reorganization could result in holders of the Company’s liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative. Accordingly, the Company urges that caution be exercised with respect to existing and future investments in any of these liabilities and/or securities. Caution should be taken not to place undue reliance on the Company’s forward-looking statements, which represent the Company’s view only as of the date of this Current Report on Form 8-K, and which the Company assumes no obligation to update.

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Debtors’ Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code

99.2	Disclosure Statement With Respect to Debtors’ Proposed Amended Joint Plan of Reorganization

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4KIDS ENTERTAINMENT, INC.

Date: December 4, 2012	By:	/s/ Bruce R. Foster
Bruce R. Foster
Interim Chief Executive Officer,
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Debtors’ Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code
99.2	Disclosure Statement With Respect to Debtors’ Proposed Amended Joint Plan of Reorganization